Investment in Associate	12 Months Ended
Dec. 31, 2017
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Investment in Associate
15.	Investment in Associate

(in thousands)	December 31 2017	December 31 2016

Investment in Kutcho	$2,994	$-

Kutcho

Effective December 14, 2017, in connection with the Kutcho Early Deposit Agreement, the Company participated in an equity financing undertaken by Kutcho Copper Corp. (“Kutcho”) acquiring, by way of private placement, 6,153,846 common shares and warrants to acquire an additional 3,076,923 common shares of Kutcho for total consideration of $3 million (Cdn$4 million). Additionally, the Company advanced to Kutcho $16 million (Cdn$20 million) in exchange for a subordinated secured convertible term debt loan agreement receivable bearing interest at 10% per annum (the “Kutcho Convertible Note”) (see Note 16).

Effective December 14, 2017, Kutcho had 46,938,310 shares issued and outstanding, resulting in Wheaton owning approximately 13% of Kutcho on a non-diluted basis. However, as the convertible instruments described above are currently exercisable, on a fully diluted basis Wheaton has the potential to own approximately 36% of Kutcho (45% on a non-fully diluted basis). As a result of the potential ownership position, the Company has concluded that it has significant influence over Kutcho and as such the investment in Kutcho is considered an Investment in Associate which is accounted for using the equity method. The Company will record its share of Kutcho’s profit or loss based on Wheaton’s ownership interest in Kutcho on a non-diluted basis. As Kutcho’s fiscal year end is April 30, the first period in which Wheaton will report its share of Kutcho’s profit or loss will be during Wheaton’s first quarter ending March 31, 2018 in respect of Kutcho’s profit or loss for Kutcho’s third quarter ending January 31, 2018.